Exhibit 99.1

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)

	Three months ended December 31, 2015	Three months ended December 31, 2014 (1)	Year ended December 31, 2015	Year ended December 31, 2014 (1)
	(Unaudited)		(Audited)
Revenues
Government Solutions	$75,117	$69,953	$297,935	$279,250
Commercial Cyber Solutions	5,574	3,616	13,875	11,324
Total	80,691	73,569	311,810	290,574
Costs of Revenues, excluding amortization
Government Solutions	53,732	49,389	208,206	192,908
Commercial Cyber Solutions	855	842	4,014	2,493
Total	54,587	50,231	212,220	195,401
Gross Profit
Government Solutions	21,385	20,564	89,729	86,342
Commercial Cyber Solutions	4,719	2,774	9,861	8,831
Total	26,104	23,338	99,590	95,173
Operating Expenses
Operating expenses	26,246	25,686	106,907	96,364
Impairment of Goodwill	8,000	—	8,000	—
Intangible amortization expense	2,372	3,074	11,449	12,162
Total	36,618	28,760	126,356	108,526
Operating Loss	(10,514)	(5,422)	(26,766)	(13,353)
Non-Operating Expense, net	2,604	2,508	10,258	8,804
Loss before Income Taxes	(13,118)	(7,930)	(37,024)	(22,157)
Income Tax (Benefit) Expense, net	(23)	(2,714)	21,598	(8,622)
Net Loss	$(13,095)	$(5,216)	$(58,622)	$(13,535)
Weighted Average Common Shares Outstanding
Basic	39,905,618	37,593,663	38,722,340	37,442,680
Diluted	39,905,618	37,593,663	38,722,340	37,442,680
Loss per Share
Basic	$(0.33)	$(0.14)	$(1.51)	$(0.36)
Diluted	$(0.33)	$(0.14)	$(1.51)	$(0.36)

(1) The balances at December 31, 2014 and for the year and quarter then ended have been revised to reflect the correction of certain errors in 2014 and 2013 that management believes are not material.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
(In thousands, except share and par value per share amounts)

	December 31, 2015	December 31, 2014 (1)
	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$21,227	$39,601
Receivables	58,367	57,005
Inventories, net	17,780	13,375
Prepaid expenses	1,883	2,207
Income tax receivable	302	3,951
Deferred tax asset, current	—	2,878
Total current assets	99,559	119,017

Property and equipment, net	34,091	28,634
Goodwill	304,690	295,984
Other intangibles, net	13,557	21,109
Other assets	1,508	1,909
TOTAL ASSETS	$453,405	$466,653
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,607	$10,266
Accrued expenses	9,582	7,337
Accrued salaries and wages	11,014	11,573
Deferred revenue	3,441	4,488
Deferred income taxes	964	—
Total current liabilities	36,608	33,664
Long-term liabilities:
Convertible senior notes, net of discount	126,188	120,107
Non-current deferred tax liability	26,890	7,045
Other non-current liabilities	11,894	6,619
TOTAL LIABILITIES	201,580	167,435
Commitments and contingencies	—	—
Stockholders’ equity:
Preferred stock, $0.001 par value; 5 million shares authorized, none issued	—	—
Common stock, $0.001 par value; 100 million shares authorized, 39,940,667 and 37,601,474 shares issued and outstanding	40	38
Additional paid-in capital	327,045	315,818
Accumulated deficit	(75,260)	(16,638)
Total stockholders’ equity	251,825	299,218
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$453,405	$466,653

(1) The balances at December 31, 2014 and for the year and quarter then ended have been revised to reflect the correction of certain errors in 2014 and 2013 that management believes are not material.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year ended December 31, 2015	Year ended December 31, 2014 (1)
	(Audited)
Net loss	$(58,622)	$(13,535)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock compensation	5,524	6,421
Depreciation and amortization expense	19,849	19,623
Impairment of Goodwill	8,000	—
Amortization of discount on convertible debt	5,149	2,209
Write-off of deferred financing costs	—	1,976
Loss on disposal of long-lived assets	1,186	—
Windfall tax benefit from option exercise	823	(1,044)
Deferred taxes	22,428	(6,379)
Changes in operating assets and liabilities:
Receivables	1,368	(4,307)
Inventories, net	(4,441)	(2,977)
Prepaid expenses	356	(583)
Income taxes, net	2,827	1,896
Accounts payable	1,341	2,262
Accrued expenses	5,134	2,158
Other	1,336	714
Net cash provided by operating activities	12,258	8,434
Cash flows from investing activities:
Acquisitions, net of cash acquired	(20,991)	(2,940)
Purchases of property and equipment	(13,286)	(8,022)
Capitalized software development costs	(456)	(1,489)
Net cash used in investing activities	(34,733)	(12,451)
Cash flows from financing activities:
Proceeds from issuance of convertible debt	—	149,500
Purchase of convertible note hedges	—	(18,403)
Issuance cost of convertible senior notes and revolving credit facility	—	(6,446)
Proceeds from revolver, net	—	46,000
Repayment of term note	—	(131,000)
Windfall tax benefit from option exercise	(823)	1,044
Proceeds from option and warrant exercises, net	4,924	443
Net cash provided by financing activities	4,101	41,138
Net (decrease) increase in cash and cash equivalents	(18,374)	37,121
Cash and cash equivalents at beginning of period	39,601	2,480
Cash and cash equivalents at end of period	$21,227	$39,601

(1) The balances at December 31, 2014 and for the year and quarter then ended have been revised to reflect the correction of certain errors in 2014 and 2013 that management believes are not material.

Adjusted EBITDA

Adjusted EBITDA, as defined by KEYW, is a financial measure that is not calculated in accordance with accounting principles generally accepted in the United States of America, or US GAAP. The adjusted EBITDA reconciliation tables below provide a reconciliation of this non-US GAAP financial measure to net income (loss), the most directly comparable financial measure calculated and presented in accordance with US GAAP. Adjusted EBITDA should not be considered as an alternative to net income, operating income or any other measure of financial performance calculated and presented in accordance with US GAAP. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because other companies may not calculate adjusted EBITDA or similarly titled measures in the same manner as we do. We prepare adjusted EBITDA to eliminate the impact of items that we do not consider indicative of our core operating performance. We encourage you to evaluate these adjustments and the reasons we consider them appropriate. In addition, our board of directors and management use adjusted EBITDA:

•	as a measure of operating performance;
•to determine a significant portion of management's incentive compensation;
•for planning purposes, including the preparation of our annual operating budget; and
•to evaluate the effectiveness of our business strategies.

	Three months ended December 31, 2015	Three months ended December 31, 2014 (1)	Year ended December 31, 2015	Year ended December 31, 2014 (1)
	(Unaudited and in thousands)
Net Loss	$(13,095)	$(5,216)	$(58,622)	$(13,535)
Depreciation	2,293	1,913	8,400	7,461
Intangible Amortization	2,373	3,074	11,449	12,162
Acquisition Costs and Other Nonrecurring Costs	8,272	281	10,638	363
Stock Compensation Amortization	1,135	1,368	5,524	6,421
Interest Expense	2,608	2,508	10,299	8,934
Tax (Benefit) Expense	(23)	(2,714)	21,598	(8,622)
Adjusted EBITDA	$3,563	$1,214	$9,286	$13,184

(1) The balances at December 31, 2014 and for the year and quarter then ended have been revised to reflect the correction of certain errors in 2014 and 2013 that management believes are not material.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES

Government Solutions Statements of Operations

	Three months ended December 31, 2015	Three months ended December 31, 2014 (1)	Year ended December 31, 2015	Year ended December 31, 2014 (1)
	(Unaudited and in thousands)

Revenues	$75,117	$69,953	$297,935	$279,250
Costs of Revenues, excluding amortization	53,732	49,389	208,206	192,908
Gross Profit	21,385	20,564	89,729	86,342

Operating expenses	15,216	14,524	63,726	56,862
Intangible amortization expense	1,714	1,794	7,087	7,737
Net Operating Income	4,455	4,246	18,916	21,743

Reconciliation of Net Operating Income to Adjusted EBITDA:

Depreciation	1,612	1,322	5,877	5,328
Intangible Amortization	1,714	1,794	7,087	7,737
Acquisition Costs and Other Nonrecurring Costs	99	21	1,311	103
Stock Compensation Amortization	1,135	1,368	5,524	6,421
Other Non-operating Income	4	—	41	130
Segment Adjusted EBITDA	$9,019	$8,751	$38,756	$41,462

(1) The balances at December 31, 2014 and for the year and quarter then ended have been revised to reflect the correction of certain errors in 2014 and 2013 that management believes are not material.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES

Commercial Cyber Solutions Statements of Operations

	Three months ended December 31, 2015	Three months ended December 31, 2014 (1)	Year ended December 31, 2015	Year ended December 31, 2014 (1)
	(Unaudited and in thousands)

Revenues	$5,574	$3,616	$13,875	$11,324
Costs of Revenues, excluding amortization	855	842	4,014	2,493
Gross Profit	4,719	2,774	9,861	8,831

Operating expenses	11,030	11,162	43,181	39,502
Goodwill Impairment	8,000	—	8,000	—
Intangible amortization expense	658	1,280	4,362	4,425
Net Operating Loss	(6,969)	(9,668)	(37,682)	(35,096)

Reconciliation of Net Operating Loss to Adjusted EBITDA:

Depreciation	681	591	2,523	2,133
Intangible Amortization	659	1,280	4,362	4,425
Acquisition Costs and Other Nonrecurring Costs	8,173	260	9,327	260
Segment Adjusted EBITDA	$2,544	$(7,537)	$(21,470)	$(28,278)

(1) The balances at December 31, 2014 and for the year and quarter then ended have been revised to reflect the correction of certain errors in 2014 and 2013 that management believes are not material.